UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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Eaton Vance Senior Income Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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 Eaton Vance Senior Income Trust

One Post Office Square
Boston, Massachusetts 02109

October 9, 2026

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Eaton Vance Senior Income Trust (the “Fund”), which will be held at the principal office of the Fund, One Post Office Square, Boston, Massachusetts 02109, on Monday, November 2, 2026 at 11:30 a.m. (Eastern Time).

At the Annual Meeting, you will be asked to consider the election of Trustees of  the Fund. The enclosed proxy statement contains additional information.

I hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented.  I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to ensure that your shares are represented at the Annual Meeting.

Sincerely,
/s/ Kenneth A. Topping
Kenneth A. Topping President

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, you are requested to complete, date, sign and return the  enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote at the Annual Meeting.

Eaton Vance Senior Income Trust

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Monday, November 2, 2026: The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card(s) and Shareholder Report are available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

The Annual Meeting of Shareholders of Eaton Vance Senior Income Trust, a Massachusetts business trust (the “Fund”), will be held at the principal office of the Fund, One Post Office Square, Boston, Massachusetts 02109, on Monday, November 2, 2026 at 11:30 a.m. (Eastern Time) (the “Annual Meeting”), for the following purposes:

(1)	To elect three Class I Trustees, Cynthia E. Frost, Valerie A. Mosley, and Susan J. Sutherland, each to be elected by the shareholders of the Fund’s Common Shares.
(2)	To consider and act upon any other matters that may properly come before the Annual Meeting and any adjourned or postponed session thereof.

Any such vote FOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly FOR or AGAINST any such adjournment of the Annual Meeting.

The Board of Trustees of the Fund has fixed the close of business on September 18, 2026 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees of the Fund,
/s/ Nicholas S. Di Lorenzo
Nicholas S. Di Lorenzo Secretary

October 9, 2026

Boston, Massachusetts

IMPORTANT

Shareholders can help avoid the necessity and additional expense to the Fund(s) of further solicitations by promptly returning the enclosed proxy card(s). The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance Senior Income Trust

One Post Office Square
Boston, Massachusetts 02109

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Eaton Vance Senior Income Trust. The proxies will be voted at the Annual Meeting of Shareholders of the  Fund and at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, November 2, 2026 at 11:30 a.m.  (Eastern Time) at the principal office of the  Fund, One Post Office Square, Boston, Massachusetts 02109, as discussed further herein. The Annual Meeting will be held for the purposes set forth in the accompanying notice. This proxy statement and the enclosed proxy card(s) are first being sent or given to shareholders on or about October 9, 2026.

The Board of Trustees of the Fund (the “Board” or the “Board of Trustees”) has fixed the close of business on September 18, 2026 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of September 18, 2026, there were 18,170,289 common shares of beneficial interest, $0.01 par value per share (“Common Shares”) of the Fund outstanding. See “Proxy Solicitation, Tabulation and Voting Requirements” below for additional information. To the knowledge of the  Fund, as of September 18, 2026: (i) no shareholder owned 5% or more of the Fund’s outstanding Common Shares, and (ii) the Trustees and executive officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding Common Shares of the  Fund. As of September 15, 2026, the Fund redeemed all of its outstanding auction preferred shares. The auction preferred shares were redeemable at the option of the Fund in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends.

Shareholders as of the close of business on the record date of September 18, 2026 are entitled to attend and vote at the Annual Meeting. All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named on the  proxy card enclosed as proxies, or any of them, to vote FOR the election of each Trustee. An executed proxy delivered to the Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the Annual Meeting and voting the shares at the Annual Meeting. Merely attending the Annual Meeting will not revoke a previously executed proxy. If you hold Fund shares through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

If you are a record holder of Fund shares and plan to attend the Annual Meeting, you must show a valid photo identification (such as a driver’s license) to gain admission to the Annual Meeting. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend and vote at the Annual Meeting.

If you hold Fund shares through an intermediary and plan to attend and vote at the Annual Meeting, you will be required to show a valid photo identification and your authority to vote your shares (referred to as a “legal proxy”) to gain admission to the Annual Meeting. As described above, you must contact your intermediary to obtain a legal proxy for your shares.

PROPOSAL 1. ELECTION OF TRUSTEES

The  Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board has fixed the number of Trustees at nine. Under the terms of the Fund’s Agreement and Declaration of Trust, the  Board is divided into three classes, each class having a term of three years to expire on the date of the third Annual Meeting following its election.

Proxies will be voted for the election of the following nominees:

a.	Three Class I Trustees, Cynthia E. Frost, Valerie A. Mosley, and Susan J. Sutherland, each to be elected by the shareholders of the Fund’s Common Shares.

The Board of Trustees recommends that shareholders vote FOR the election of the Trustee nominees of the Fund.

Each nominee is currently serving as a Trustee of the  Fund and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board of Trustees may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement.

Each nominee shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote. Proxies cannot be voted for a greater number of persons than the number of nominees named. No nominee is a party adverse to the  Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to such Fund.

The following table presents certain information regarding the current Trustees of the Fund, including the principal occupations of each such person for at least the last five years.

1Proxy Statement dated October 9, 2026

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
Noninterested Trustees
ALAN C. BOWSER 1962	Trustee	2023	Class III Trustee until 2028.

Private investor. Formerly, Co-Head of the Americas Region, Chief Diversity Officer, Partner and Member of the Operating Committee at Bridgewater Associates, an asset management firm (2011-2023). Formerly, Managing Director and Head of Investment Services at UBS Wealth Management Americas (2007-2010). Formerly, Managing Director and Head of Client Solutions, Citibank Private Bank (1999-2007).

					Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
CYNTHIA E. FROST 1961	Trustee	2014	Class I Trustee until 2026.

Private investor. Formerly, Chief
Investment Officer of Brown
University (university endowment)
(2000-2012). Formerly, Portfolio
Strategist for Duke Management
Company (university endowment
manager) (1995-2000). Formerly,
Managing Director, Cambridge
Associates (investment consulting
company) (1989-1995). Formerly,
Consultant, Bain and Company
(management consulting firm) (1987-
1989). Formerly, Senior Equity
Analyst, BA Investment Management
Company (1983-1985).

					None
GEORGE J. GORMAN 1952	Trustee	2014	Class III Trustee until 2028.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	None
VALERIE A. MOSLEY 1960	Trustee	2014	Class I Trustee until 2026.

Private investor. Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Director of
DraftKings, Inc.
(digital sports
entertainment and
gaming company)
(since September
2020). Formerly,
Director of Dynex
Capital, Inc.
(mortgage REIT)
(2013-2020),
Groupon, Inc.
(e-commerce
provider) (2020-
2022), and
Envestnet, Inc.
(provider of
intelligent systems
for wealth
management and
financial wellness)
(2018-2024).

KEITH QUINTON 1958	Trustee	2018	Class II Trustee until 2027.

Private investor, researcher and
lecturer. Formerly, Independent
Investment Committee Member
at New Hampshire Retirement
System (2017-2021). Formerly,
Portfolio Manager and Senior
Quantitative Analyst at Fidelity
Investments (investment
management firm) (2001-2014).

					Formerly, Director (2016-2021) and Chairman (2019- 2021) of New Hampshire Municipal Bond Bank.

2Proxy Statement dated October 9, 2026

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
MARCUS L. SMITH 1966	Trustee	2018	Class III Trustee until 2028.

Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).

					Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017).
NANCY WISER STEFANI 1967	Trustee	2022	Class II Trustee until 2027.

Private investor. Formerly, Executive Vice President, Global Head of Operations, Wells Fargo Asset Management (2011-2021) and Treasurer of Wells Fargo open-end and closed-end funds (2012-2021); Former Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management (2008-2011), and GMN Capital Management (2006-2007).

					None
SUSAN J. SUTHERLAND 1957	Trustee	2015	Class I Trustee until 2026.

Private investor. Formerly, Director of
Ascot Group Limited (2017-2025)
and Ascot Underwriting Limited
(2023-2025), a UK based subsidiary
of Ascot Group Limited (insurance
and reinsurance); Director of
Hagerty Holding Corp. (insurance)
(2015-2018) and Montpelier Re
Holdings Ltd. (insurance and
reinsurance) (2013-2015).
Formerly, Associate, Counsel
and Partner at Skadden, Arps,
Slate, Meagher & Flom LLP
(law firm) (1982-2013).

					Formerly, Director of Kairos Acquisition Corp. (insurance/ InsurTech acquisition company) (2021- 2023).
SCOTT E. WENNERHOLM 1959	Chairperson of the Board and Trustee	2025 (Chairperson) and 2016 (Trustee)	Class II Trustee until 2027.

Private investor. Formerly, Trustee at
Wheelock College (postsecondary
institution) (2012-2018). Formerly,
Consultant at GF Parish Group
(executive recruiting firm)
(2016-2017). Formerly, Chief
Operating Officer and Executive Vice
President at BNY Mellon Asset
Management (investment
management firm) (2005-2011).
Formerly, Chief Operating Officer
and Chief Financial Officer at
Natixis Global Asset Management
(investment management firm)
(1997-2004). Formerly, Vice
President at Fidelity Investments
Institutional Services (investment
management firm) (1994-1997).

					None
(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

Each current Trustee listed above is a Trustee that is not an “interested person” of the  Fund, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, a “noninterested Trustee”), and served as a trustee of 120 funds within the Eaton Vance fund complex as of September 18, 2026 (including both funds and portfolios in a hub and spoke structure). The address of each Trustee is One Post Office Square, Boston, Massachusetts 02109.

3Proxy Statement dated October 9, 2026

Each Trustee holds office until the Annual Meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of  the Fund’s current Trustee retirement policy, a noninterested Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 76th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause  the Fund to be out of compliance with Section 16 of the 1940 Act, or any other regulations or guidance of the Securities and Exchange Commission (“SEC”), then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance with Section 16 of the 1940 Act and any other regulations or guidance of the SEC.

Share Ownership by Trustee

As of September 18, 2026, Mr. Quinton beneficially owned between $10,001 and $50,000 of the Fund’s equity securities. No other Trustee held shares of the Fund as of September 18, 2026. The following table shows, as of  September 18, 2026, the dollar range of equity securities beneficially owned by each Trustee in all registered investment companies advised or administered by Eaton Vance (the “Eaton Vance family of funds”) overseen by the Trustee, which may include shares, if any, deemed to be beneficially owned by a noninterested Trustee through a deferred compensation plan.

Name of Trustee	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Noninterested Trustees
Alan C. Bowser	Over $100,000
Cynthia E. Frost	Over $100,000
George J. Gorman	Over $100,000
Valerie A. Mosley	Over $100,000
Keith Quinton	Over $100,000
Marcus L. Smith	Over $100,000
Nancy Wiser Stefani	Over $100,000
Susan J. Sutherland	Over $100,000
Scott E. Wennerholm	Over $100,000

Board Meetings and Committees

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively, the “adviser”) to manage the Fund. The Fund’s investment adviser also serves as administrator of the  Fund. The Board is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of nine noninterested Trustees. In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a  noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to the  Fund’s Agreement and Declaration of Trust or By-Laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The  Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the  Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser/administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser/administrator, the principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser/administrator, the principal underwriter and the

4Proxy Statement dated October 9, 2026

other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the  Fund’s goals.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund  CCO who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its  principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The administrator and the adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provide reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with registered investment companies. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Fund’s By-Laws set forth specific qualifications to serve as a Trustee. The Charter of the Governance Committee also sets forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise possessed by the individual or other experience or background of the individual, and the extent to which such expertise, experience or background would complement the Board members’ existing mix of skills, core competencies and qualifications and diversity of experiences and background; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the  Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Alan  C. Bowser. Mr. Bowser has served as a Board member of the Eaton Vance open-end funds since 2022 and of the Eaton Vance closed-end funds since 2023. Mr. Bowser has over 25 years of experience in the financial services industry, most of which has been dedicated to leading investment advisory teams serving institutions, family offices, and ultra-high net worth individuals in the U.S. and Latin America. From 2011-2023, Mr. Bowser served in several capacities at Bridgewater Associates, an asset management firm, including most recently serving as Chief Diversity Officer and Co-Head of the Americas Region in addition to being a Partner and a member of the Operating Committee. Prior to joining Bridgewater Associates, he was Managing Director and Head of Investment Services at UBS Wealth Management Americas from 2007 to 2010 and, before that, Managing Director and Head of Client Solutions for the Latin America Division at the Citibank Private Bank from 1999 to 2007. Mr. Bowser has been an Independent Director of Stout Risius Ross since 2021, a founding Board Member and current Board Chair of the Black Hedge Fund Professionals Network and has served on the Boards of the Robert Toigo Foundation, the New York Urban League, the University of Pennsylvania, and as Vice Chairman of the Greater Miami Chamber of Commerce Task Force on Ethics. In 2020, he was recognized as one of the top 100 “EMPower Ethnic Minority Executive Role Models” and in 2022 he was recognized by Business Insider magazine as one of 14 “Diversity Trailblazers” making corporate America more inclusive. Mr. Bowser received a Bachelor of Science degree in Economics, summa cum laude, from The Wharton School, University of Pennsylvania, and a Master of Philosophy in Politics from Oxford University.

Cynthia  E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge

5Proxy Statement dated October 9, 2026

Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of the investment committee of The MCNC Endowment. Ms. Frost earned a Bachelor of Arts degree, with honors, in Economics from Stanford University and a Master of Business Administration degree, Edward Tuck Scholar, from Amos Tuck School, Dartmouth College. Ms. Frost was a CFA® charterholder during her professional investment career.

George  J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Audit Committee and of the Contract Review Committee. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014. Mr. Gorman received a Bachelor of Science degree, cum laude, in Business and Administration from Duquesne University and a Master of Business Administration degree from Amos Tuck School, Dartmouth College. He is a CPA in New York and Massachusetts.

Valerie A.  Mosley. Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014. In 2020, she founded Upward Wealth, Inc., doing business as BrightUp, a fintech platform focused on helping everyday workers grow their net worth and reinforce their self-worth. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. She is a Director of DraftKings, Inc., a digital sports entertainment and gaming company. In addition, she is also a board member of Caribou Financial, Inc., an auto loan refinancing company. Ms. Mosley previously served as a Director of Dynex Capital, Inc., a mortgage REIT, from 2013-2020, a Director of Progress Investment Management Company, a manager of emerging managers, until 2020, a Director of Groupon, Inc., an e-commerce platform from 2020-2022, and a Director of Envestnet, Inc., a provider of intelligent systems for wealth management and financial wellness, from 2018-2024. She serves as a trustee or board member of several major non-profit organizations and endowments. Ms. Mosley earned a Bachelor of Arts degree in History from Duke University and a Master of Business Administration degree from The Wharton School, University of Pennsylvania. Ms. Mosley was a CFA® charterholder during her professional investment career.

Keith  Quinton. Mr. Quinton has served as a member of the Eaton Vance Fund Boards since 2018 and is the Chairperson of the Closed-End Fund Committee. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments, where he served as a portfolio manager and senior quantitative analyst from 2001 through 2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton served as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees (2017-2021), and as a Director (2016-2021) and Chairman (2019-2021) of the New Hampshire Municipal Bond Bank. Mr. Quinton earned an Artium Baccalaurei degree in Russian from Dartmouth College and a Master of Business Administration degree from Amos Tuck School, Dartmouth College. Mr. Quinton was a CFA® charterholder during his professional investment career.

Marcus  L. Smith. Mr. Smith has served as a member of the Eaton Vance Fund Boards since 2018 and is the Chairperson of the Portfolio Management Committee. He was elected to the Governing Council of the Independent Directors Council (IDC), where he serves on the Education and Engagement Committee. Mr. Smith has been an Independent Director at First Industrial Realty Trust, Inc. (NYSE: FR), a fully integrated REIT specializing in industrial real estate, since 2021, where he serves on the Audit, Investment, and Nominating & Governance Committees. Since 2017, he has served on the Board of Directors of MSCI Inc. (NYSE: MSCI), a leading global provider of investment decision support tools, where he chairs the Audit Committee and is a member of the Strategy & Finance Committee. Mr. Smith was previously a Director of DCT Industrial Trust Inc. (NYSE: DCT) from 2017 until its acquisition by Prologis in 2018, serving on the Audit and Nominating & Corporate Governance Committees. He spent over two decades at MFS Investment Management, where he led the $23 billion International Equity portfolio and held senior roles including Chief Investment Officer for Canada and Asia. Earlier in his career, Mr. Smith was a senior consultant at Andersen Consulting (now Accenture) and served as a U.S. Army Reserve Officer. His nonprofit engagements include current board roles with Facing History and Ourselves, the Core Knowledge Foundation, and the Harvard Medical School Advisory Council on Education. He previously served as a trustee of the University of Mount Union (2008-2020) and on the Boston Advisory Board of the Posse Foundation (2015-2021). Mr. Smith earned a Bachelor of Science degree in Computer Science, cum laude, from the University of Mount Union and a Master of Business Administration degree from The Wharton School, University of Pennsylvania.

Nancy Wiser  Stefani. Ms. Stefani has served as a member of the Eaton Vance Fund Boards since 2022 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. Prior to its acquisition in 2024, she also served as a corporate Director for Rimes Technologies, a data management company based in London (2022-2024). Ms. Stefani has over 35 years of experience in the investment management and financial services industry. From 2011-2021, Ms. Stefani served as an Executive Vice President, Global Head of Operations and Treasurer of Wells Fargo Funds, at Wells Fargo Asset Management, where she oversaw operations and governance matters. In the role of governance, Ms. Stefani served as chairman of the board for the Wells Fargo Asset Management United Kingdom and Luxembourg legal entities as well as the Luxembourg funds. Additionally, Ms. Stefani served as the Treasurer for the Wells Fargo Funds from 2012-2021. Prior to joining Wells Fargo Asset Management, Ms. Stefani served as Chief Operating Officer and Chief Compliance Officer at LightBox Capital

6Proxy Statement dated October 9, 2026

Management, from 2008-2011, and GMN Capital Management, from 2006-2007, where she oversaw all non-investment activities. She currently serves on the University of Minnesota Foundation Board of Trustees (since 2022) and previously served on several other non-profit boards including her alma mater Providence College Business Advisory board, Boston Scores and the National Black MBA Advisory board. Ms. Stefani earned a Bachelor of Science degree in Business Administration from Providence College.

Susan  J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Governance Committee. She is formerly a Director of Ascot Group Limited from 2017-2025 and of Ascot Underwriting Limited from 2023-2025, a UK based subsidiary of Ascot Group Limited. Ascot Group Limited, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. In addition, Ms. Sutherland was a Director of Kairos Acquisition Corp. from 2021 until its dissolution in 2023, which had concentrated on acquisition and business combination efforts within the insurance and insurance technology (also known as “InsurTech”) sectors. Ms. Sutherland was also a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance from 2015-2018. From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of the global law firm Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland has also served as a board member of prominent non-profit organizations. Ms. Sutherland earned a Bachelor of Arts degree in political science, with highest honors, from Denison University and a Juris Doctor degree from New York University School of Law, where she was a Root-Tilden Scholar.

Scott  E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Independent Chairperson of the Board. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018. Mr. Wennerholm earned Bachelor of Arts degrees in Business Administration and in Philosophy from Furman University and a Master of Business Administration degree from Boston University. He has held FINRA licenses in Series 7, 24, 27, and 63.

During the fiscal year ended June 30, 2026, the Trustees of the Fund met twelve times. The Board of Trustees has several standing Committees, including the Audit Committee, the Contract Review Committee, the Governance Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Closed-End Fund Committee. The Audit Committee met  ten times, the Contract Review Committee met six times, the Governance Committee met twelve times, the Portfolio Management Committee met six times, the Compliance Reports and Regulatory Matters Committee met  nine times, and the Closed-End Fund Committee met  eight times.  Each Trustee attended at least 75% of the Board and Committee meetings on which he or she serves. None of the Trustees attended the Fund’s 2025 Annual Meeting of Shareholders.

Each Committee of the Board of Trustees of the Fund is comprised of only noninterested Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Gorman (Chairperson) and Wennerholm and Mses. Mosley and Stefani are members of the Audit Committee. Each Audit Committee member is independent under applicable listing standards of the New York Stock Exchange. The purposes of the Audit Committee are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of the  Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. The Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A. The Audit Committee’s Report is set forth below under “Additional Information.”

Messrs. Gorman (Chairperson), Bowser, Quinton, Smith and Wennerholm, and Mses. Frost, Mosley, Stefani and Sutherland are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of the  Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees of the Board.

Messrs. Smith (Chairperson) and Gorman, and Mses. Frost and Mosley are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

7Proxy Statement dated October 9, 2026

Mses. Stefani (Chairperson) and Sutherland and Messrs. Bowser and Quinton are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and the Fund’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Messrs. Quinton (Chairperson) and Bowser and Mses. Frost and Sutherland are members of the Closed-End Fund Committee. The purpose of the Committee is to assist the Board of the Eaton Vance Closed-End Funds on the oversight of the Closed-End Funds, including secondary market trading, capital structure, distribution policies and other matters as delegated by the Board.

Mses. Sutherland (Chairperson), Frost, Mosley and Stefani, and Messrs. Bowser, Gorman, Quinton, Smith and Wennerholm are members of the Governance Committee. Each Governance Committee member is independent under applicable listing standards of the New York Stock Exchange. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

The Fund’s Board has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, https://www.eatonvance.com/closed-end-fund-and-term-trust-documents.php.  The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Fund who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Fund, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Governance Committee’s procedures for evaluating candidates for the position of noninterested Trustee are set forth in an appendix to the Committee’s charter.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee. Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board. Six of the nine currently serving noninterested Trustees bring gender and/or racial diversity to the Board. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the noninterested Trustees as a group, at the following address: One Post Office Square, Boston, Massachusetts 02109, c/o the Secretary of the Fund.

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by the Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component.  The  Fund pays each noninterested Trustee a pro rata share, as described below, of: (i) an annual retainer of $337,500; (ii) an additional annual retainer of $165,000 for serving as the Chairperson of the noninterested Trustees; (iii) an additional annual retainer of $82,500 for Committee Service; (iv) an additional annual retainer of $15,000 for serving on four or more Committees; (v) an additional annual retainer of $35,000 for serving as a Committee Chairperson (to be split evenly in the event of Co-Chairpersons); and (vi) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance family of funds. During the fiscal year ended June 30, 2026, the noninterested Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund. For the calendar year ended December 31, 2025, the noninterested Trustees earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(1):

Name of Trustee	Total Compensation from Fund	Total Compensation from Fund and Fund Complex(1)
Alan C. Bowser	$1,017	$414,216
Cynthia E. Frost	$1,009(2)	$408,750
George J. Gorman	$1,202(3)	$530,000(4)
Valerie A. Mosley	$1,013(5)	$431,250(6)
Keith Quinton	$1,103	$453,901

8Proxy Statement dated October 9, 2026

Name of Trustee	Total Compensation from Fund	Total Compensation from Fund and Fund Complex(1)
Marcus L. Smith	$1,067	$440,000
Nancy Wiser Stefani	$1,081	$428,750
Susan J. Sutherland	$1,103	$454,341
Scott E. Wennerholm	$1,229	$455,000
(1)	As of September 18, 2026, the Eaton Vance fund complex consists of 120 registered investment companies or series thereof. The compensation schedule disclosed above reflects the current compensation schedule, which may not have been in place for the Fund’s full fiscal year ended June 30, 2026 or the full calendar year ended December 31, 2025. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $125,163 for the calendar year ended December 31, 2025. Mr. Mark R. Fetting, who served as a Trustee of the Funds since 2016 and Chairperson of the Board since 2025, passed away unexpectedly on August 9, 2025. For the fiscal year ended June 30, 2026, he received Trustee fees of $638 from the Fund. For the calendar year ended December 31, 2025, he received $479,341 from the Fund and the Fund Complex.
(2)	Includes $230 of deferred compensation.
(3)	Includes $290 of deferred compensation.
(4)	Includes $120,000 of deferred compensation.
(5)	Includes $38 of deferred compensation.
(6)	Includes $30,000 of deferred compensation.

Trustees of the Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Trustee may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Trustees under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating Fund, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a pension or retirement plan for its Trustees.

The Board recommends that shareholders vote FOR the election of the Trustee nominees of the Fund.

OTHER MATTERS

The Board knows of no business other than that identified in Proposal 1 of the Notice of Annual Meeting of Shareholders that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all nominee and broker/dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please call 1-866-745-0272, send an email to corporateservices@equiniti.com or forward such requests to EQ Fund Solutions, LLC, P.O. Box 500, Newark, NJ 07101.

ADDITIONAL INFORMATION

Audit Committee Report

The  Audit Committee reviews and discusses the audited financial statements with Fund management.  The Audit Committee also discusses with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented.  The  Audit Committee receives the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discusses with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above,  the  Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Messrs. Gorman (Chairperson) and Wennerholm and Mses. Mosley and Stefani.

Auditors, Audit Fees and All Other Fees

The Board members, including a majority of the noninterested Trustees, of the Fund have selected Deloitte & Touche LLP (“Deloitte”), 115 Federal Street, Suite 15, Boston, Massachusetts 02110-1894, as the independent registered public accounting firm for the Fund. Representatives of Deloitte are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table presents the aggregate fees billed for two fiscal years ended June 30, 2026 and 2025  by the Fund’s independent registered public accounting firm for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

9Proxy Statement dated October 9, 2026

	June 30, 2026	June 30, 2025
Audit Fees	$79,900	$83,591
Audit-Related Fees(1)	0	0
Tax Fees(2)	0	0
All Other Fees(3)	0	0
Total	$79,900	$83,591
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Fund’s revolving credit agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

No services described in the table above were approved by the Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund’s Audit Committee at least annually. The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund’s independent registered public accounting firm for two fiscal years ended June 30, 2026 and 2025, and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Fund’s independent registered public accounting firm for services rendered to Eaton Vance and any entity controlling, controlled by or under common control with Eaton Vance that provides ongoing services to the Fund for two fiscal years ended June 30, 2026 and 2025.

	June 30, 2026	June 30, 2025
Fund	$0	$0
Eaton Vance	$19,414	$18,490

The Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Fund

The officers of the Fund  and their length of service are set forth below. The officers of the Fund  hold indefinite terms of office. Because of their positions with Eaton Vance Management (“Eaton Vance”) and their ownership of Morgan Stanley stock, the officers of the Fund  will benefit from any advisory and/or administration fees paid by the  Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

10Proxy Statement dated October 9, 2026

Name and Year of Birth(1)	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years(3)
KENNETH A. TOPPING 1966	President	2023

Vice President and Chief Administrative Officer of Eaton Vance and Boston Management and Research (“BMR”) and Chief Operating Officer for Public Markets at Morgan Stanley Investment Management, Inc. Officer of 102 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”)  since 2021.

DEIDRE E. WALSH 1971	Vice President and Chief Legal Officer	2021

Vice President of Eaton Vance and BMR. Officer of 120 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 38 registered investment companies advised or administered by CRM since 2021.

JAMES F. KIRCHNER 1967	Treasurer	2007

Vice President of Eaton Vance and BMR. Officer of 120 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 38 registered investment companies advised or administered by CRM since 2016 and Treasurer and Principal Financial Officer of various Morgan Stanley funds since April 30, 2026.

NICHOLAS S. DI LORENZO 1987	Secretary	2022	Officer of 120 registered investment companies managed by Eaton Vance or BMR. Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
LAURA T. DONOVAN 1976	Chief Compliance Officer	2024	Vice President of Eaton Vance and BMR. Officer of 120 registered investment companies managed by Eaton Vance or BMR.
(1)	The business address of each officer is One Post Office Square, Boston, Massachusetts 02109.
(2)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.
(3)	Includes both funds and portfolios in a hub and spoke structure.

Investment Adviser  and Administrator

Eaton Vance, with its principal office at One Post Office Square, Boston, Massachusetts 02109, serves as the investment adviser and administrator to the Fund.  Eaton Vance is an indirect, wholly owned subsidiary of Morgan Stanley.

Proxy Solicitation, Tabulation and Voting Requirements

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, Equiniti Trust Company, LLC, by broker-dealer firms, or by a professional solicitation organization. The expenses associated with the solicitation of these proxies and with any further proxies will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the Annual Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $6,200.

All proxy cards solicited by the Board that are properly executed and received by the Secretary prior to the Annual Meeting, and which are not revoked, will be voted at the Annual Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the Annual Meeting but which have not been voted, will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund entitled to vote. In the event that a quorum is not present at the Annual Meeting, or if a quorum is present at the Annual Meeting but sufficient votes by the shareholders of the Fund FOR the Proposal set forth in the Notice of this Annual Meeting are not received by that time on November 2, 2026, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote FOR such adjournment those proxies which they are entitled to vote FOR any Trustee nominee. They will vote against any such adjournment those proxies that voted “WITHHOLD AUTHORITY FOR ALL NOMINEES” (sometimes referred to as abstentions). The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

11Proxy Statement dated October 9, 2026

Pursuant to the Fund’s By-Laws, with respect to any election of Trustees other than a contested election, a nominee must receive the affirmative vote of a plurality of votes cast at any meeting at which a quorum is present to be elected. A plurality means that the Trustee nominee receiving the greatest number of votes will be elected. With respect to a contested election, a nominee must receive the affirmative vote of a majority of the  Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected. The By-Laws define a “contested election” as any election of Trustees in which the number of persons validly nominated for election as Trustees with respect to a given class or classes of Fund shares exceeds the number of Trustees to be elected with respect to such class or classes. See Proposal 1 for the vote required to elect Trustees at the Annual Meeting.

Delinquent Section 16(a) Reports

Based solely upon a review of the copies of the forms received by the  Fund, all of the Trustees and officers of the Fund, Eaton Vance and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have complied with the filings required under Section 16(a) of the Exchange Act regarding ownership of shares of the Fund  for the Fund’s most recent fiscal year end except that, due to an inadvertent administrative error, a late Form 3 was filed on behalf of Peter Campo.

The  Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports  to any shareholder upon request. Shareholders desiring to obtain a copy of such reports  should call 1-866-745-0272, send an email to corporateservices@equiniti.com or write to the Fund c/o EQ Fund Solutions, LLC, P.O. Box 500, Newark, NJ 07101. Please note that only one Annual or Semi-Annual Report or this proxy statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of the  Fund who share an address, unless the Fund has received instructions to the contrary. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Fund’s 2027  Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must be received at the Fund’s principal office c/o the Secretary of the Fund on or before June 11, 2027. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on August 4, 2027 and no earlier than the close of business on July 5, 2027. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

12Proxy Statement dated October 9, 2026

EXHIBIT A
EATON VANCE FUNDS
AUDIT COMMITTEE CHARTER

I. Purposes of the Committee.

The Board of Trustees or Directors (the “Board”) of each registered investment company or series thereof (each, a “Fund” and collectively, the “Funds”) advised by Eaton Vance Management or its affiliate, Boston Management and Research (collectively, “Eaton Vance”), has established an Audit Committee of the Board (the “Committee”) and has approved this Charter for the operation of the Committee. The purposes of the Committee are as follows:

1.	To oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;

2.	To oversee or, as appropriate, assist the Board in its oversight of the quality and integrity of the Funds’ financial statements and the independent audits thereof;

3.	To oversee or, as appropriate, assist the Board in its oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, independent audits, and valuation of investments;

4.	To approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;

5.	To evaluate or, as appropriate, assist the Board in its evaluation of the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and

6.	To prepare, as necessary, such audit committee reports as are required to be prepared by applicable Securities and Exchange Commission (“SEC”), NYSE American LLC (“NYSE American,” formerly NYSE MKT LLC) and New York Stock Exchange rules, for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, including the independent auditors, and nothing in this Charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers. It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

II. Composition of the Committee.

The Committee shall be comprised of at least three members appointed by the Board, which shall also determine the number and term, if any, of such members, in each case upon the recommendation of the Governance Committee of the Board. All members of the Committee shall be Trustees or Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Fund or of the investment adviser, sub-adviser or principal underwriter of any Fund (each, an “Independent Trustee,” and collectively, the “Independent Trustees”). In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this Charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

1.	each member of the Committee shall have no material relationship that would interfere with the exercise of his or her independent judgment;

2.	no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board or of a committee of the Board;

3.	each member of the Committee shall also satisfy the Committee membership requirements imposed under the applicable rules of NYSE American and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;

4.	at least one member of the Committee must have the accounting or related financial management expertise and/or financial sophistication required under applicable rules of the NYSE American and New York Stock Exchange; and

5.	unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

III. Meetings of the Committee.

Meetings of the Committee shall be held, upon reasonable notice, at such times (but not less frequently than annually with respect to each Fund), at such places or virtually, and for such purposes (consistent with the purposes of the Committee set forth in this Charter) as may be determined from time to time by the Committee, the Chairperson of the Committee, the Board or the Chairperson of the Board. The Committee shall periodically meet separately with any independent auditors rendering reports to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting at a meeting at which a quorum is present shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules not otherwise inconsistent with the terms of this Charter as it deems appropriate to govern its conduct under this Charter, which procedures or rules, if any, shall be included as an appendix to this Charter. Notices of all meetings of the Committee shall be provided to all Independent Trustees and all Independent Trustees shall be entitled to attend such meetings. Materials provided to the members of the Committee in connection with meetings of the Committee shall be made available to each Independent Trustee.

IV. Chairperson of the Committee.

A member of the Committee shall be appointed Chairperson of the Committee by the Board, upon the recommendation of the Governance Committee, for a term of not more than four years, and such member may serve as Chairperson of the Committee for more than one term. The Chairperson of the Committee, or another member of the Committee designated by the Chairperson shall preside at meetings of the Committee. The Chairperson of the Committee shall be authorized to determine the agenda of such meetings, the materials to be provided in connection with such meetings, the topics to be discussed, the amount of time to be devoted to such topics and the order in which the topics are to be addressed. The Chairperson of the Committee may from time to time establish one or more working groups comprised of members of the Committee to assist the Chairperson and the Committee in performing their duties and responsibilities, and shall promptly notify the Chairperson of the Board upon the establishment of any such working group. The Chairperson of the Committee shall provide oral or written reports to the Board at regular meetings of the Board regarding the activities of the Committee (and any working group thereof), including any approval by the Chairperson of the Board of expenditures by the Committee not previously reported to the Board. The Chairperson of the Committee shall be primarily responsible for interfacing with the Chairperson of the Board and with the Chairperson of each other committee of the Board with respect to matters potentially affecting the activities of the Committee. The Chairperson of the Committee shall also be primarily responsible, on behalf of the Committee, for interfacing with those individuals identified by Eaton Vance from time to time as being primarily responsible for responding to requests of the Committee. The Board may, upon the recommendation of the Governance Committee, appoint a Vice-Chairperson of the Committee with the power and authority to perform any or all of the duties and responsibilities of the Chairperson of the Committee in the absence of the Chairperson of the Committee and/or as requested by the Chairperson of the Committee. The Chairperson and Vice-Chairperson, if any, of the Committee shall receive such compensation as is determined from time to time by the Board upon the recommendation of the Governance Committee.

V. Duties and Responsibilities of the Committee.

To carry out its purposes, the Committee shall have the following duties and responsibilities:

1.	With respect to each Fund the securities of which are listed on a national securities exchange, to meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”); provided that discussion with the independent auditors shall not be required with respect to any periodic financial statement of the Fund that was not the subject of a review by such auditors.

2.	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.

3.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

4.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the engagement and compensation of the independent auditors and to recommend the appointment and selection to the Board for approval. Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the SEC, the Public Company Accounting Oversight Board and other regulatory authorities; and (b) secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

5.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

6.	To adopt, if and to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee). Separate and apart from any such policies and procedures, the Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee or a Vice-Chairperson, if any, prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.

7.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

8.	To timely receive reports from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) any material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) all other material written communications between the independent auditors and the management of the Fund since the last quarterly report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.

9.	To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to applicable auditing standards, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.

10.	To consider, at least annually, whether to concur with the independent auditors’ conclusion that providing permissible non-assurance services to the Adviser that have been or will be approved by such entities’ audit committee(s) and or to any entity that controls the Adviser have not created and will not create a threat to the firm’s independence as auditor of the Funds pursuant to the International Ethics Standards Board for Accountants (IESBA).

11.	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.

12.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund, a copy of which is attached as Appendix B.

13.	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) prepare an audit committee report consistent with the requirements of applicable regulations under Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.

14.	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.

15.	To consider the Funds’ major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

16.	To review periodically, and at the request of the Board, the financial condition of Eaton Vance and its affiliates.

17.	To review periodically, and at the request of the Board, certain other service providers and vendors, including, but not limited to, the Funds’ custodians, pricing vendors and sub-transfer agents.

18.	To review and report to the Board with respect to any material accounting, tax, valuation, or record-keeping issues that may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

19.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters, a copy of which is attached as Appendix A.

20.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this Charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

21.	To review periodically, and at the request of the Board, the processes in place relating to fraud prevention and detection.

22.	To review and discuss with Eaton Vance and the independent auditors, and other key service providers, if the Committee deems appropriate, matters relating to the valuation of investments and recommend to the Board policies and procedures for valuing portfolio securities of the Fund, to oversee Eaton Vance’s valuation processes, to receive and review annual, quarterly, and ad-hoc reporting regarding Eaton Vance’s valuation processes, and to report to the Board regarding such items, consistent with Eaton Vance Group of Funds Valuation Policies and Procedures.

23.	To coordinate its activities with the other committees of the Board as necessary or appropriate to carry out its purposes effectively and efficiently, and to communicate with such other committees regarding matters that the Committee or such other committees may wish to consider in exercising their respective powers.

24.	To review the adequacy of this Charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board for any appropriate changes or other action.

25.	To take such other actions as may be requested by the Board or Chairperson of the Board from time to time consistent with carrying out the purposes of the Committee.

VI. Powers and Authority of the Committee.

In performing its duties and responsibilities, the Committee shall have the following powers and authority:

1.	To make recommendations to the Board with respect to any of the foregoing matters and such other matters as the Committee may determine to be necessary or appropriate to carry out its purposes, including recommendations with respect to industry trends, leading practices and educational or training opportunities for Independent Trustees to enhance the Board’s understanding of such matters.

2.	To exercise such additional powers as from time to time may be authorized by the Board.

VII. Resources of the Committee.

The Committee shall have the resources appropriate to exercise its powers and fulfill its responsibilities hereunder. Subject to the prior approval of the Board or the Chairperson of the Board, the Committee may engage counsel, consultants and other experts, at the expense of the Funds, and may determine the appropriate levels of funding for payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses necessary or appropriate in exercising its powers and fulfilling its responsibilities under this Charter, including the reasonable costs of specialized training for Committee and Board members. The Committee may access directly such officers and employees of the Funds, Eaton Vance and the Funds’ other services providers, as it deems necessary or desirable in accordance with such communication protocols, if any, as may be established from time to time by the Board.

February 3, 2026

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY COMMON SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

MAIL your signed and voted proxy back in the postage paid envelope provided.

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPESETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

EATON VANCE SENIOR INCOME TRUST

Annual Meeting of Shareholders, November 2, 2026

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holder(s) of common shares of beneficial interest (the "Common Shares") of Eaton Vance Senior Income Trust (the "Fund"), a Massachusetts business trust, hereby appoints KRISTIN S. ANAGNOST, NICHOLAS S. DI LORENZO, JAMES F. KIRCHNER, KENNETH A. TOPPING and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at the principal office of the Fund, One Post Office Square, Boston, Massachusetts 02109, on November 2, 2026 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE COMMON SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF**. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote "FOR" any Trustee nominee. The persons named as proxies will vote against any such adjournment those proxies that voted "WITHHOLD AUTHORITY FOR ALL NOMINEES." THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ANY PROXY HERETOFORE GIVEN WITH RESPECT TO THE ANNUAL MEETING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE SENIOR INCOME TRUST

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. **Please sign this proxy card exactly as your name(s) appear on the books of the Fund. When the Common Shares are held jointly, each holder of the Common Shares should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by an authorized person.**

____
SIGNATURE DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

____
TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

1. Election of three Class I Trustees:

(i.) Cynthia E. Frost ☐

(ii.) Valerie A. Mosley ☐

(iii.) Susan J. Sutherland ☐

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (instructions below)
☐	☐	☐

<u>INSTRUCTIONS</u>: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the square next to each nominee you wish to withhold, as shown here: ■

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. ☐

TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.

<u>COMMENTS:</u>

<u>ADDRESS CHANGE:</u>

<u>IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD NOVEMBER 2, 2026</u>
The Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Proxy Card and Shareholder Report are available on the Eaton Vance Website, https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend and vote at the Annual Meeting in person.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]